UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

                              On February 3, 2009, Terra Industries Inc. (“Terra”) issued a press release commenting on the announcement by CF Industries Holdings, Inc. (“CF Industries”) that it has submitted a slate of three nominees for election to Terra’s Board of Directors at Terra’s 2009 Annual Meeting of Shareholders and that it intends to commence an exchange offer for all of Terra’s outstanding common shares at the same exchange ratio as disclosed in CF Industries’ earlier proposal.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibit

        99.1               Press release issued on February 3, 2009 by Terra.

SIGNATURES

                              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.

By:	/s/ John W. Huey
Name: John W. Huey
Title: Vice President, General Counsel and Corporate Secretary

Date: February 3, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on February 3, 2009 by Terra.